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As filed with the Securities and Exchange Commission on June 28, 2006

Registration No. 333-71438

SECURITIES AND EXCHANGE COMMISSION

Post-Effective Amendment No. 6
to

FORM F-3

REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933

AEGON N.V.
(Exact name of Registrant as specified in its charter)

Not Applicable
(Translation of Registrant's name into English)

The Netherlands
(State or other jurisdiction of incorporation or organization)

Not Applicable
(I.R.S. Employer Identification No.)

AEGONplein 50
PO Box 202
2501 CE The Hague
The Netherlands
011-31-70-344-7308
(Address and telephone number of
Registrant's principal executive offices)	AEGON FUNDING CORP.
(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

42-1489646
(I.R.S. Employer Identification No.)

Corporation Trust Center
1209 Orange Street
Wilmington, DE 19801
(Address and telephone number of
Registrant's principal executive offices)

Craig D. Vermie, Esq.
AEGON USA, INC.
4333 Edgewood Road NE
Cedar Rapids, IA 52499
(319) 398-8511
(Name, address and telephone number of agent for service)

Copy of communications to:

A. Peter Harwich, Esq.
Allen & Overy LLP
1221 Avenue of the Americas
New York, NY 10020
(212) 610-6471

Approximate date of commencement of proposed sale to the public:    From time to time after the effective date of this registration statement.

        If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. ☐

        If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. ☒

        If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

        If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

        If this Form is a registration statement pursuant to General Instruction I.C. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☐

        If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.C. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☐

Explanatory Note

        The purpose of this post-effective amendment no. 6 to the registration statement is to file certain exhibits to the registration statement.

PART II
INFORMATION NOT REQUIRED IN PROSPECTUS

Item 9. Exhibits

Exhibit Number	Description
*1.1	Underwriting Agreement dated September 17, 2002 among AEGON N.V., Vereniging AEGON and the underwriters named therein
***1.2	Underwriting Agreement dated May 13, 2003 among AEGON N.V. and the underwriters named therein
*****1.3	Underwriting Agreement dated May 25, 2005 among AEGON N.V. and the underwriters named therein
******1.4	Underwriting Agreement dated November 17, 2005 among AEGON N.V. and the underwriters named therein relating to fixed rate perpetual capital securities
******1.5	Underwriting Agreement dated November 17, 2005 among AEGON N.V. and the underwriters named therein relating to floating rate perpetual capital securities
*******1.6	Underwriting Agreement dated December 5, 2005 among AEGON Funding Corp., AEGON N.V. and the underwriters named therein
1.7	Underwriting Agreement dated June 21, 2006 among AEGON N.V. and the underwriters named therein
**4.2	Specimen share certificate
**4.3	Indenture between AEGON N.V., AEGON Funding Corp., AEGON Funding Corp. II and Citibank, N.A., as Trustee dated as of October 11, 2001
****4.4	Supplemental Indenture between AEGON N.V., AEGON Funding Corp., AEGON Funding Corp. II and Citibank, N.A., as Trustee dated as of November 14, 2003
*****4.5	Second Supplemental Indenture between AEGON N.V., AEGON Funding Corp., AEGON Funding Corp. II and Citibank, N.A., as Trustee dated as of June 1, 2005
*****4.6	Form of perpetual capital security
******4.7	Third Supplemental Indenture between AEGON N.V. and Citibank, N.A., as Trustee
******4.8	Form of floating rate perpetual capital security (included in Exhibit 4.7)
******4.9	Form of fixed rate perpetual capital security (included in Exhibit 4.7)
*******4.10	Fourth Supplemental Indenture between AEGON N.V., AEGON Funding Corp. and Citibank, N.A., as Trustee dated as of December 12, 2005
4.11	Fifth Supplemental Indenture between AEGON N.V. and Citibank, N.A., as Trustee dated as of June 28, 2006
4.12	Form of perpetual capital security (included in Exhibit 4.11)
**5.1	Opinion of Allen & Overy, New York, New York
**5.2	Opinion of Allen & Overy, Amsterdam, The Netherlands
*****8.1	Tax opinion of Allen & Overy LLP, New York, New York

******8.2	Tax opinion of Allen & Overy LLP, New York, New York dated November 23, 2005
8.3	Tax opinion of Allen & Overy LLP, New York, New York dated June 28, 2006
*10.1	Recapitalization Agreement dated September 17, 2002 between AEGON N.V. and Vereniging AEGON
**23.1	Consent of Allen & Overy, New York, New York (included in Exhibit 5.1)
**23.2	Consent of Allen & Overy, Amsterdam, The Netherlands (included in Exhibit 5.2)
**23.3	Consent of Ernst & Young Accountants
*****23.4	Consent of Allen & Overy, New York, New York (included in Exhibit 8.1)
******23.5	Consent of Allen & Overy LLP, New York, New York (included in Exhibit 8.2)
23.6	Consent of Allen & Overy LLP, New York, New York (included in Exhibit 8.3)
**24.1	Powers of attorney (included in signature pages)
*****24.2	Powers of attorney relating to AEGON N.V.
*****24.3	Power of attorney relating to AEGON Funding Corp. and AEGON Funding Corp. II
**25.1	Statement of Eligibility under the Trust Indenture Act of 1939 on Form T-1

*
Filed with the Commission September 20, 2002.

**
Filed with the Commission October 11, 2001.

***
Filed with the Commission May 15, 2003.

****
Filed with the Commission November 14, 2003.

*****
Filed with the Commission June 1, 2005.

******
Filed with the Commission November 23, 2005.

*******
Filed with the Commission December 12, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant, AEGON N.V., certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this post-effective amendment no. 6 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in The Hague, The Netherlands, on this 28th day of June, 2006.

AEGON N.V.
By:	/s/ C.M. VAN KATWIJK
Name:	C.M. van Katwijk
Title:	Executive Vice President

        Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment no. 6 to the registration statement has been signed by the following persons (who comprise a majority of the Executive and Supervisory Boards) in the capacities and on the dates indicated.

Signature	Title	Date

* D.J. SHEPARD	Chief Executive Officer and Chairman of the Executive Board (Principal Executive Officer)	June 28, 2006
* J.B.M. STREPPEL	Executive Board Member and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	June 28, 2006
* J.G. VAN DER WERF	Executive Board Member	June 28, 2006
* A.R. WYNAENDTS	Executive Board Member	June 28, 2006
* D.G. EUSTACE	Supervisory Board Member	June 28, 2006
I.W. BAILEY, II	Supervisory Board Member

R. DAHAN	Supervisory Board Member
S. LEVY	Supervisory Board Member
* O.J. OLCAY	Supervisory Board Member	June 28, 2006
T. REMBE	Supervisory Board Member
C.M. SOBEL	Supervisory Board Member
* W.F.C. STEVENS	Supervisory Board Member	June 28, 2006
* K.J. STORM	Supervisory Board Member	June 28, 2006
L.M. VAN WIJK	Supervisory Board Member
* C.D. VERMIE	Authorized U.S. Representative	June 28, 2006

        Pursuant to the requirements of the Securities Act of 1933, the registrant, AEGON Funding Corp., certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this post-effective amendment no. 6 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wilmington, Delaware, on this 28th day of June, 2006.

AEGON FUNDING CORP.
By:	/s/ C.M. VAN KATWIJK
Name:	C.M. van Katwijk
Title:	President

        Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment no. 6 to the registration statement has been signed by the following persons (who comprise a majority of the Board of Directors) in the capacities and on the dates indicated.

Signature	Title	Date

* C.M. VAN KATWIJK	President (Principal Executive Officer)	June 28, 2006
* D. CARNEY	Treasurer (Principal Financial Officer and Principal Accounting Officer)	June 28, 2006
* C.D. VERMIE	Secretary	June 28, 2006

        *      By his signature below, the undersigned, pursuant to a duly authorized power of attorney filed with the Securities and Exchange Commission, has signed this post-effective amendment no. 6 to the registration statement on behalf of the person indicated.

/s/ C.M. VAN KATWIJK C.M. VAN KATWIJK

EXHIBIT INDEX

Exhibit Number	Description
*1.1	Underwriting Agreement dated September 17, 2002 among AEGON N.V., Vereniging AEGON and the underwriters named therein
***1.2	Underwriting Agreement dated May 13, 2003 among AEGON N.V. and the underwriters named therein
*****1.3	Underwriting Agreement dated May 25, 2005 among AEGON N.V. and the underwriters named therein
******1.4	Underwriting Agreement dated November 17, 2005 among AEGON N.V. and the underwriters named therein relating to fixed rate perpetual capital securities
******1.5	Underwriting Agreement dated November 17, 2005 among AEGON N.V. and the underwriters named therein relating to floating rate perpetual capital securities
*******1.6	Underwriting Agreement dated December 5, 2005 among AEGON Funding Corp., AEGON N.V. and the underwriters named therein
1.7	Underwriting Agreement dated June 21, 2006 among AEGON N.V. and the underwriters named therein
**4.2	Specimen share certificate
**4.3	Indenture between AEGON N.V., AEGON Funding Corp., AEGON Funding Corp. II and Citibank, N.A., as Trustee dated as of October 11, 2001
****4.4	Supplemental Indenture between AEGON N.V., AEGON Funding Corp., AEGON Funding Corp. II and Citibank, N.A., as Trustee dated as of November 14, 2003
*****4.5	Second Supplemental Indenture between AEGON N.V., AEGON Funding Corp., AEGON Funding Corp. II and Citibank, N.A., as Trustee dated as of June 1, 2005
*****4.6	Form of perpetual capital security
******4.7	Third Supplemental Indenture between AEGON N.V. and Citibank, N.A., as Trustee
******4.8	Form of floating rate perpetual capital security (included in Exhibit 4.7)
******4.9	Form of fixed rate perpetual capital security (included in Exhibit 4.7)
*******4.10	Fourth Supplemental Indenture between AEGON N.V., AEGON Funding Corp. and Citibank, N.A., as Trustee dated as of December 12, 2005
4.11	Fifth Supplemental Indenture between AEGON N.V. and Citibank, N.A., as Trustee dated as of June 28, 2006
4.12	Form of perpetual capital security (included in Exhibit 4.11)
**5.1	Opinion of Allen & Overy, New York, New York
**5.2	Opinion of Allen & Overy, Amsterdam, The Netherlands
*****8.1	Tax opinion of Allen & Overy LLP, New York, New York
******8.2	Tax opinion of Allen & Overy LLP, New York, New York dated November 23, 2005
8.3	Tax opinion of Allen & Overy LLP, New York, New York dated June 28, 2006
*10.1	Recapitalization Agreement dated September 17, 2002 between AEGON N.V. and Vereniging AEGON
**23.1	Consent of Allen & Overy, New York, New York (included in Exhibit 5.1)

**23.2	Consent of Allen & Overy, Amsterdam, The Netherlands (included in Exhibit 5.2)
**23.3	Consent of Ernst & Young Accountants
*****23.4	Consent of Allen & Overy, New York, New York (included in Exhibit 8.1)
******23.5	Consent of Allen & Overy LLP, New York, New York (included in Exhibit 8.2)
23.6	Consent of Allen & Overy LLP, New York, New York (included in Exhibit 8.3)
**24.1	Powers of attorney (included in signature pages)
*****24.2	Powers of attorney relating to AEGON N.V.
*****24.3	Power of attorney relating to AEGON Funding Corp. and AEGON Funding Corp. II
**25.1	Statement of Eligibility under the Trust Indenture Act of 1939 on Form T-1

*
Filed with the Commission September 20, 2002.
**
Filed with the Commission October 11, 2001.
***
Filed with the Commission May 15, 2003.
****
Filed with the Commission November 14, 2003.
*****
Filed with the Commission June 1, 2005.
******
Filed with the Commission November 23, 2005.
*******
Filed with the Commission December 12, 2005.

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PART II INFORMATION NOT REQUIRED IN PROSPECTUS
SIGNATURES
EXHIBIT INDEX